SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) - July 27, 2005


                              IEC Electronics Corp.
             (Exact name of Registrant as Specified in its Charter)


                                    Delaware
                 (State or other jurisdiction of Incorporation)

                    0-6508                          13-3458955
           (Commission File Number)      (IRS Employer Identification No.)

                    105 Norton Street, Newark, New York 14513
                    (Address of Principal Executive Offices)

                                 (315) 331-7742
              (Registrant's Telephone Number, including Area Code)


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Item 2.02         Results of Operations and Financial Conditions

      On July 27, 2005, IEC Electronics Corp. issued a press release announcing its financial results for the fiscal quarter ended July 1, 2005. A copy of the press release is furnished as Exhibit 99.1 to this report. On July 27, 2005, IEC Electronics Corp. posted on its website certain supplemental financial data for the fiscal quarter ended July 1, 2005. A copy of that information is furnished as Exhibit 99.2 to this report.

      The information in this Form 8-K and Exhibit 99.1 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.

      Neither the filing of any exhibit to this report nor the inclusion in such exhibits of a reference to IEC Electronics Corp.'s Internet address shall, under any circumstances, be deemed to incorporate the information available at such address into this report. The information available at IEC Electronics Corp.'s Internet address is not part of this report.

Item 9.01         Financial Statements and Exhibits

(c) Exhibits

99.1     Press Release issued by IEC Electronics Corp. dated July 27, 2005.

99.2 Supplemental financial data posted on the website of IEC Electronics Corp. (www.iec-electronics.com) on July 27, 2005.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     IEC Electronics Corp.
                                     ---------------------
                                     (Registrant)



Date:  July 27, 2005             By: /s/ W. Barry Gilbert
                                     ----------------------
                                     W. Barry Gilbert
                                     Chairman, Chief Executive Officer


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